Know all by these presents, that the undersigned hereby constitutes and appoints each of J. Allen
Fine, James A. Fine, Jr. and L. Dawn Martin, signing singly, the undersigned's true and lawful
attorney-in-fact to:

(1) Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Investors Title Company (the "Company"), Forms 3, 4 and 5 in
accordance
with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary
or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar authority;
and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required
by, the undersigned, it being understood that the documents executed by such attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934.

This power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoke by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

IN WITNESS WHREOF, the undersigned has caused this Power of Attorney to be executed as
of the 20th day of February, 2023.

/s/ James E. Scott